NOTES PAYABLE	12 Months Ended
Mar. 31, 2017
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
8.	NOTES PAYABLE

Demand Notes payable

The Company has outstanding notes payable (“Notes”) of $330,600, acquired from IMT on April 21, 2016. Prior to the acquisition of IMT, amendments were executed to the Notes to accrue interest at a rate of prime, as reported by the Wall Street Journal, of 3.50% at the date of amendment and to defer the demand feature until the earlier of December 31, 2017 or the date when the Company raises new capital in excess of $15 million in cash. Loan amounts represented by one such Note are owed to a director of the Company for $150,689 at March 31, 2017.

Balance, March 31, 2016	$-
Acquisition of IMT (Note 3)	324,894
Accrued interest	5,706
Balance, March 31, 2017	$330,600

Interest expense incurred on the Notes totaled $5,706 for the year ended March 31, 2017, which are included in accrued liabilities.

Promissory Notes payable

In February 2014, the Company borrowed $200,000 from an existing investor under the terms of the secured promissory note (“Promissory Note”). The Promissory Note bears interest at a simple interest rate equal to 10% per annum and interest is payable quarterly. The Promissory Note, which matured in March 2016 and then September 2016, was further extended and now matures July 1, 2017, may be prepaid at any time, and is secured by substantially all the assets of one of the Company’s subsidiaries. Interest expense incurred on the Promissory Note totaled $18,740 for the year ended March 31, 2017.

Balance, March 31, 2016	$-
Acquisition of IMT (Note 4)	217,808
Accrued interest	18,740
Balance, March 31, 2017	$236,548

Convertible Loans Payable

In December 2016, several shareholders of the Company agreed to advance the Company $1,500,000 of convertible notes in three tranches: $500,000 upon origination of the convertible loans and $500,000 on each of January 15, 2017 and February 15, 2017. A further $500,000 was advanced in March 2017 to bring the total of these convertible loans to $2,000,000. The convertible loans bore interest at 6% until the original due date of March 31, 2017 and $17,488 has been accrued and expensed as interest on these loans for the year ended March 31, 2017.

The convertible loans contain the following terms: convertible at the option of the holder at the price of the equity financing or payable on demand upon the completion of an equity financing greater than $5,000,000; automatically convertible at the price of the equity financing upon completion of an equity financing between $3,500,000 and $5,000,000; if no such equity financing is completed by November 15, 2017, then the loans shall become secured by a general security agreement over all assets of the Company; and, upon a change in control would either be payable on demand or convertible at the lesser of a price per share equal to that received by the parties in the change in control transaction or the market price of the shares. These conversion features were analyzed and determined to be contingent conversion features, accordingly, until the triggering event no beneficial conversion feature is recognized.

Prior to their maturity, the convertible loans were extended to November 15, 2017; the interest rate amended to 12%; the conversion option was amended so as to provide a 10% premium on conversion of both principal and accrued interest; and, the creditors were granted 300,0000 warrants exercisable for three years at a price per share equal to the price per share of the registrants next equity or equity-linked financing; however, these warrants have not yet been issued. The change in terms was determined to be a modification of the convertible loans. No value will be recognized for the warrants until the exercise price is known.